Exhibit 10.9

CLIFFORD                                                     CLIFFORD CHANCE LLP
CHANCE


                                 Dated [ ] 2008


                                BARCLAYS BANK PLC
                         as Excess Interest Beneficiary

                                       and

                             BARCLAYCARD FUNDING PLC
                       as Series [ ] Investor Beneficiary

                                       and

                     GRACECHURCH RECEIVABLES TRUSTEE LIMITED
                             as Receivables Trustee


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                         AGREEMENT BETWEEN BENEFICIARIES

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                                    CONTENTS
CLAUSE                                                                      PAGE

1.   Interpretation...........................................................2

2.   Assignment Of Entitlement To Excess Spread Relating To Series [   ]......3

3.   Acknowledgements.........................................................3

4.   Representations And Warranties...........................................3

5.   Contracts (Rights Of Third Parties) Act..................................4

6.   Execution In Counterparts, Severability..................................4

7.   Governing Law............................................................4

8.   Jurisdiction.............................................................4

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THIS DEED is made on [  ] 2008

BETWEEN:

(1) GRACECHURCH RECEIVABLES TRUSTEE LIMITED, a company incorporated in Jersey with registered number 75210 having its registered office at 26 New Street, St. Helier, Jersey JE2 3RA in its capacity as trustee of the trust constituted by a Declaration of Trust and Trust Cash Management Agreement dated 23 November 1999 as the same has been supplemented from time to time (the "RECEIVABLES TRUSTEE");

(2) BARCLAYS BANK PLC, an institution authorised for the purposes of the Financial Services and Markets Act 2000 of the United Kingdom, acting through its business unit "Barclaycard", having its principal place of business at 1234 Pavilion Drive, Northampton NN4 7SG, in its capacity as Excess Interest Beneficiary (the "EXCESS INTEREST BENEFICIARY") of the Receivables Trust pursuant to the terms of a Declaration of Trust and Trust Cash Management Agreement dated 23 November 1999 as the same has been supplemented from time to time; and

(3) BARCLAYCARD FUNDING PLC, a public limited company incorporated in England and Wales, with company number 2530163, having its registered office at 1 Churchill Place, London E14 5HP, in its capacity as Investor Beneficiary for Series [ ] (the "SERIES [ ] INVESTOR BENEFICIARY").

WHEREAS:

(1) The MTN Issuer has issued the Series [ ] MTN Certificate to Gracechurch Card Programme Funding Limited (the "ISSUER") at par with a right to further payments of premium by way of Deferred Subscription Price.

(2) The Excess Interest Beneficiary wishes to assign to the MTN Issuer its entitlement to excess spread in relation to Series [ ] in consideration for payments from the MTN Issuer of Excess Entitlement Consideration in amounts equal to the Deferred Subscription Price.

(3) On each Distribution Date, the MTN Issuer will pay an amount equal to the excess spread relating to Series [ ] paid to the Series [ ] Investor Beneficiary on such Distribution Date (together with (where applicable) certain amounts accruing to the MTN Issuer in its capacity as Series [ ] Investor Beneficiary) to the Issuer as additional interest on the Series
        [ ] MTN Certificate.

(4) The Deferred Subscription Price on any Distribution Date will be an amount equal to the said amount paid as additional interest on the Series [ ] MTN Certificate to the Issuer on such Distribution Date but which is not otherwise utilised by the Issuer.

THE PARTIES AGREE as follows:

1.      INTERPRETATION

1.1     In this Deed the following expressions have the following meanings:

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        "DEFERRED SUBSCRIPTION PRICE" means the deferred subscription price payable by the Issuer to the MTN Issuer as deferred consideration for the issue of the Series [ ] MTN Certificate.

        "EXCESS ENTITLEMENT CONSIDERATION" means the consideration payable by the Series [ ] Investor Beneficiary to the Excess Interest Beneficiary in respect of the assignment made pursuant to Clause 2.1 hereof in an amount equal to the Deferred Subscription Price.

1.2     The headings in this Deed do not affect its interpretation.

1.3 Terms defined in the master definitions schedule dated 23 November 1999 and amended and restated on 7 July 2000 and on 24 October 2002 (the "MASTER DEFINITIONS SCHEDULE") and the Series [ ] Supplement to the Declaration of Trust and Trust Cash Management Agreement dated [ ] 2008, (the "SERIES [ ] SUPPLEMENT"), shall have the same meanings when used in this Deed unless the context requires otherwise, PROVIDED, HOWEVER, that in the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Series [ ] Supplement or the terms of the Master Definitions Schedule, the terms and provisions of this Deed shall prevail with respect to Series [ ] only and provided further that, in the event of any inconsistency of interpretation between the Master Definitions Schedule and the Series
        [ ] Supplement, the terms and provisions of the Series [ ] Supplement shall prevail with respect to Series [ ] only.

2.      ASSIGNMENT OF ENTITLEMENT TO EXCESS SPREAD RELATING TO SERIES [ ]

2.1 The Excess Interest Beneficiary hereby assigns its entitlement to Excess Finance Charge Amounts relating to Series [ ] to the Series [ ] Investor Beneficiary (the "ASSIGNED EXCESS SPREAD") and in consideration for that assignment the Series [ ] Investor Beneficiary hereby undertakes to pay to the Excess Interest Beneficiary the Excess Entitlement Consideration from time to time on each Distribution Date.

2.2 Each of the Series [ ] Investor Beneficiary and the Excess Interest Beneficiary agree that the Assigned Excess Spread shall henceforth for calculation purposes be treated as forming part of the Series [ ] Investor Interest.

3.      ACKNOWLEDGEMENTS

3.1 The Receivables Trustee acknowledges (i) the assignment made pursuant to Clause 2.1 hereof; and (ii) that the Assigned Excess Spread shall henceforth for calculation purposes be treated as forming part of the Series [ ] Investor Interest.

3.2 The Series [ ] Investor Beneficiary will create security over the Assigned Excess Spread under the Series [ ] MTN Supplement under the terms of the Security Trust Deed and MTN Cash Management Agreement.

4.      REPRESENTATIONS AND WARRANTIES

        Each party hereto represents and warrants to the other parties, in each case with respect to itself only, that it has the capacity and authority to enter into this Deed and that this Deed constitutes its legal, valid and binding obligation enforceable in accordance with its terms.

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5.      CONTRACTS (RIGHTS OF THIRD PARTIES) ACT

        A person who is not a party to this Deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any provision of the terms of this Deed.

6.      EXECUTION IN COUNTERPARTS, SEVERABILITY

6.1 This Deed may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

6.2 If any provision in or obligation under this Deed shall be invalid, illegal, unenforceable or not permitted to be adduced in evidence in any jurisdiction, the validity, legality, enforceability or ability to be adduced in evidence of the remaining provisions or obligations under this Deed, or of such provisions or obligations in any other jurisdiction, shall not be affected or impaired thereby.

7.      GOVERNING LAW

        The laws of England and Wales shall govern this Deed and all matters arising from or connected with it.

8.      JURISDICTION

8.1 Each of the parties hereto irrevocably agrees for the benefit of each other party that the Royal Courts of Jersey shall have exclusive jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Deed and agrees not to claim that any such court is not a convenient or appropriate forum, and, for such purposes, irrevocably submits to the exclusive jurisdiction of such courts.

8.2 Each party hereto irrevocably waives any objection which it might now or hereafter have to the courts of Jersey referred to above being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Deed and the transactions which it acknowledges and agrees not to claim that any such court is not a convenient or appropriate forum.

8.3 Each of the Series [ ] Investor Beneficiary and the Excess Interest Beneficiary irrevocably appoints the person specified against its name on the execution pages hereto to accept service of any process on its behalf and further undertakes to the other parties hereto that it will at all times during the continuance of this Deed maintain the appointment of some person in Jersey as its agent for the service of process and irrevocably agrees that service of any writ, notice or other document for the purposes of any suit, action or proceeding in the courts of Jersey shall be duly served upon it if delivered or sent by registered post to the address of such appointee (or to such other address in Jersey as that party may notify to the other parties hereto).

BY THEIR SIGNATURE HEREOF the Receivables Trustee, the Excess Interest Beneficiary and the Series [ ] Investor Beneficiary have caused this Deed to be duly executed and delivered in Jersey by their duly authorised representatives, on the day and year first written above.

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                                    EXECUTION



RECEIVABLES TRUSTEE

EXECUTED AND DELIVERED                        )
AS A DEED ON BEHALF                           )
GRACECHURCH RECEIVABLES                       )
TRUSTEE LIMITED                               )
by its duly authorised signatory              )


EXCESS INTEREST BENEFICIARY

EXECUTED AND DELIVERED                        )
AS A DEED ON BEHALF                           )
BARCLAYS BANK PLC                             )
acting by its duly authorised attorney        )
in the presence of:                           )

                                                                   PROCESS AGENT

                                                    Bedell Trust Company Limited
                                                                   26 New Street
                                                                       St.Helier
                                                                  Jersey JE2 3RA

SERIES [ ] INVESTOR BENEFICIARY

EXECUTED AND DELIVERED                        )
AS A DEED ON BEHALF                           )
BARCLAYCARD FUNDING PLC                       )
By two Directors, being                       )
in the presence of:                           )

                                                                   PROCESS AGENT

                                                    Bedell Trust Company Limited
                                                                   26 New Street
                                                                       St.Helier
                                                                  Jersey JE2 3RA
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